UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K is furnished by ClubCorp Holdings, Inc., a Nevada Corporation (the “Company”), in connection with the matters described herein.

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2016, the Company issued a press release announcing the results of the Company’s operations for its first quarter ended March 22, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. On the same day, members of ClubCorp management will speak to investors via a teleconference. The presentation attached hereto as Exhibit 99.2, which is incorporated herein by this reference, will accompany management’s comments on the teleconference. The press release and the earnings presentation will also be posted on the Investor Relations section of the Company’s website located at http://ir.ClubCorp.com.

The information furnished in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure.

Members of ClubCorp management will use the information in the presentation attached hereto as Exhibit 99.2 in meetings with investors and analysts and at investor conferences.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated April 27, 2016, of ClubCorp Holdings, Inc.
99.2	ClubCorp Holdings, Inc. presentation slides.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2016	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated April 27 2016, of ClubCorp Holdings, Inc.
99.2	ClubCorp Holdings, Inc. presentation slides.